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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation by reference in the registration statements of XL Capital Ltd on Form S-3 (File No. 333-62257), Form S-8 and S-3 (File
No. 333-62137), Form S-8 (File No. 333-81451) and Form S-8 (File No. 333-46250)
of our report dated February 15, 2001 on our audits of the financial statements and financial statement schedules of XL Capital Ltd as at December 31, 2000.

PRICEWATERHOUSECOOPERS LLP
New York, New York
March 23, 2001